                                                                     Exhibit (ii)
                                                                     Page 1 of 2
                                                                     ------------
                            Subsidiaries of the Registrant
                            ------------------------------

The Registrant, Pitney Bowes Credit Corporation, a Delaware corporation, is a subsidiary of Pitney Bowes Inc.

The following are subsidiaries of the Registrant as of December 31, 1996:
                                                                     Country or State
Company Name                                                         of Incorporation
--------------------------------------------------------------       ----------------
Atlantic Mortgage & Investment Corporation (AMIC)                    Florida
    RE Properties Management Corporation  (Subsidiary of AMIC)       Delaware
Colonial Pacific Leasing Corporation (CPLC)                          Massachusetts
Financial Structures Limited                                         Bermuda
FSL Valuation Services Inc.                                          Connecticut
FSL Holdings Inc.                                                    Connecticut
FSL Risk Managers                                                    New York
PB CFSC I Inc.                                                       US Virgin Islands
PB Funding Corporation                                               Delaware
PB Global Holdings Inc.                                              Connecticut
    PBA Foreign Sales Corporation
                      (Subsidiary of PB Global Holdings Inc.)        Barbados
PB Global Holdings II Inc.                                           Connecticut
    Tower FSC Ltd.    (Subsidiary of PB Global Holdings II Inc.)     Bermuda
PB Global Holdings III Inc.                                          Connecticut
    PB Nikko FSC Ltd. (Subsidiary of PB Global Holdings III Inc.)    Bermuda
PB Global Holdings IV Inc.                                           Connecticut
    PB Nihon FSC Ltd. (Subsidiary of PB Global Holdings IV Inc.)     Bermuda
PB Leasing Services Inc.                                             Nevada
PBL Holdings Inc.                                                    Nevada
Pitney Bowes Financial Corporation                                   Utah
Pitney Bowes Insurance Agency, Inc.                                  Connecticut
Pitney Bowes Real Estate Financing Corporation (PREFCO)              Delaware
    PREFCO I Inc.            (Subsidiary of PREFCO)                  Delaware
    PREFCO I LP Inc.         (Subsidiary of PREFCO)                  Delaware
    PREFCO II Inc.           (Subsidiary of PREFCO)                  Delaware
    PREFCO III Inc.          (Subsidiary of PREFCO)                  Delaware
    PREFCO III LP Inc.       (Subsidiary of PREFCO)                  Delaware
    PREFCO IV Inc.           (Subsidiary of PREFCO)                  Delaware
    PREFCO IV LP Inc.        (Subsidiary of PREFCO)                  Delaware
    PREFCO V Inc.            (Subsidiary of PREFCO)                  Delaware
    PREFCO V LP Inc.         (Subsidiary of PREFCO)                  Delaware
    PREFCO VI Inc.           (Subsidiary of PREFCO)                  Delaware
    PREFCO VI LP Inc.        (Subsidiary of PREFCO)                  Delaware
    PREFCO VII Inc.          (Subsidiary of PREFCO)                  Delaware
    PREFCO VII LP Inc.       (Subsidiary of PREFCO)                  Delaware
    PREFCO VIII Inc.         (Subsidiary of PREFCO)                  Delaware

                                                                     Exhibit (ii)
                                                                     Page 2 of 2
                                                                     ------------
                                                                     Country or State
Company Name                                                         of Incorporation
--------------------------------------------------------------       ----------------
PREFCO VIII LP Inc.          (Subsidiary of PREFCO)                  Delaware
PREFCO IX Inc.               (Subsidiary of PREFCO)                  Delaware
PREFCO IX LP Inc.            (Subsidiary of PREFCO)                  Delaware
PREFCO X Inc.                (Subsidiary of PREFCO)                  Delaware
PREFCO XI Inc.               (Subsidiary of PREFCO)                  Delaware
PREFCO XI LP Inc.            (Subsidiary of PREFCO)                  Delaware
PREFCO XII Inc.              (Subsidiary of PREFCO)                  Delaware
PREFCO XII LP Inc.           (Subsidiary of PREFCO)                  Delaware
PREFCO XIII Inc.             (Subsidiary of PREFCO)                  Delaware
PREFCO XIII LP Inc.          (Subsidiary of PREFCO)                  Delaware
PREFCO XIV Inc.              (Subsidiary of PREFCO)                  Delaware
PREFCO XIV LP Inc.           (Subsidiary of PREFCO)                  Delaware
PREFCO XV Inc.               (Subsidiary of PREFCO)                  Delaware
PREFCO XV LP Inc.            (Subsidiary of PREFCO)                  Delaware
PREFCO XVI Inc.              (Subsidiary of PREFCO)                  Delaware
  PREFCO - Dayton Community Urban Redevelopment Corporation
                             (Subsidiary of PREFCO XVI Inc.)         Ohio
PREFCO XVI LP Inc.           (Subsidiary of PREFCO)                  Delaware
PREFCO XVII Inc.             (Subsidiary of PREFCO)                  Delaware
PREFCO XVII LP Inc.          (Subsidiary of PREFCO)                  Delaware
PREFCO XVIII Inc.            (Subsidiary of PREFCO)                  Delaware
PREFCO XVIII LP Inc.         (Subsidiary of PREFCO)                  Delaware
PREFCO XIX Inc.              (Subsidiary of PREFCO)                  Delaware
PREFCO XIX LP Inc.           (Subsidiary of PREFCO)                  Delaware
PREFCO XX Inc.               (Subsidiary of PREFCO)                  Delaware

                             58